Exhibit 99.1

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made effective as of November 24, 2010 (the “Grant Date”), by and between MPG Office Trust, Inc., a Maryland corporation (the “Company”), MPG Office, L.P., a Maryland limited partnership (the “Employer”), and David L. Weinstein (the “Restricted Stockholder”).

WHEREAS, the Company, the Employer and the Restricted Stockholder have entered into that certain Employment Agreement, dated November 21, 2010 (as amended from time to time, the “Employment Agreement”);

WHEREAS, pursuant to the Employment Agreement, the Company has agreed to grant the Restricted Stockholder the restricted stock award provided for herein in connection with the Restricted Stockholder’s employment with the Company; and

WHEREAS, the Compensation Committee of the Company’s Board of Directors has determined that it would be to the advantage and in the best interest of the Company to issue shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to certain restrictions thereon (the “Restricted Stock”), as provided for herein to the Restricted Stockholder as an inducement to accept employment with the Company and the Employer pursuant to the Employment Agreement, and has advised the Company thereof and instructed the undersigned officer to issue said Restricted Stock.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

AWARD OF RESTRICTED STOCK

    Section 1.1 – Award of Restricted Stock

For good and valuable consideration, receipt of which is acknowledged by the Company, on the Grant Date the Company hereby issues to the Restricted Stockholder 600,000 shares of Common Stock upon the terms and conditions set forth in this Agreement.

    Section 1.2 – Non-Plan Grant; Employment Inducement Award

(a) The Restricted Stock award is made and granted as a stand-alone award, separate and apart from, and outside of, the Second Amended and Restated 2003 Incentive Award Plan of MPG Office Trust, Inc., MPG Office Trust Services, Inc. and MPG Office, L.P. (the “Plan”), and shall not constitute an award granted under or pursuant to the Plan. Notwithstanding the foregoing, the terms, conditions and definitions set forth in the Plan shall apply to the Restricted Stock as though the Restricted Stock had been granted under the Plan (including but not limited to the adjustment provision contained in Section 11.3 of the Plan), and the Restricted Stock shall be subject to such terms, conditions and definitions, which are hereby incorporated into this Agreement by reference. For the avoidance of doubt, the Restricted Stock shall not be counted for purposes of calculating the aggregate number of shares of Common Stock available for issuance under the Plan as set forth in Section 2.1(a) thereof or for purposes of calculating the Award Limit.

(b) The Restricted Stock is intended to constitute an “employment inducement award” under New York Stock Exchange (“NYSE”) Listed Company Manual Section 303A.08, and consequently is intended to be exempt from the NYSE rules regarding shareholder approval of “equity compensation plans”. This Agreement and the terms and conditions of the Restricted Stock shall be interpreted in accordance and consistent with such exemption.

    Section 1.3 – No Effect on Employment or Service

Nothing in this Agreement shall confer upon the Restricted Stockholder any right to continue in the service of the Employer, the Company, the Services Company, or any Subsidiary or shall interfere with or restrict in any way the rights of the Employer, the Company, the Services Company, or any Subsidiary, which are hereby expressly reserved, to discharge the Restricted Stockholder at any time for any reason whatsoever, with or without cause (except to the extent expressly provided in a written agreement between the Company, the Employer and the Restricted Stockholder).

ARTICLE II.

RESTRICTIONS

    Section 2.1 – Forfeiture of Restricted Stock

Subject to Section 2.2(b)(i) hereof, immediately upon the Restricted Stockholder’s Termination of Employment for any reason, the Restricted Stockholder shall automatically and without further action forfeit any and all shares of Restricted Stock then subject to Restrictions (after giving effect to any lapse of Restrictions that occurs in connection with such Termination of Employment), and the Restricted Stockholder shall have no further right or interest in such shares.

Upon such forfeiture, the Company or the Employer, as applicable, and not the Restricted Stockholder, shall be the exclusive owner of such shares and exclusively entitled to all rights with respect thereto.

For purposes of this Agreement, the term “Restrictions” shall mean the exposure to forfeiture set forth in this Section 2.1 and the restrictions on sale or other transfer set forth in Sections 2.3 and 2.4.

    Section 2.2 – Lapse of Restrictions

(a) Subject to paragraph (b) below and to Sections 2.1 and 3.4 hereof, the Restrictions shall lapse in cumulative installments as follows (each such date, a “Vesting Date”):

(i) The Restrictions shall lapse with respect to fifty percent (50%) of the shares of the Restricted Stock on the first anniversary of the Effective Date (as defined in the Employment Agreement); and

(ii) The Restrictions shall lapse with respect to fifty percent (50%) of the shares of the Restricted Stock on the second anniversary of the Effective Date.

(b) Subject to Sections 2.1 and 3.4 hereof, the Restrictions shall immediately lapse with respect to 100% of the outstanding shares of the Restricted Stock, in the event that:

(i) The Restricted Stockholder incurs a Termination of Employment (A) by the Company without Cause, (B) by the Restricted Stockholder for Good Reason, or (C) by reason of the Restricted Stockholder’s death or Disability; or

(ii) A Change in Control occurs, in which case the Restrictions shall lapse immediately prior to the effective time of such Change in Control.

(c) For purposes of this Agreement, the terms “Cause”, “Disability”, “Good Reason”, and “Change in Control” shall have the meanings ascribed to such terms in the Employment Agreement.

    Section 2.3 – Restricted Stock Not Transferable

Until the Restrictions hereunder lapse or expire pursuant to this Agreement, neither the Restricted Stock (including any shares received by holder thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Restricted Stockholder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that, subject to the Ownership Limit (as defined in the charter documents of the Company), this Section 2.3 shall not prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    Section 2.4 – Restrictions on New Shares

Subject to Section 2.2 hereof, in the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of capital stock or other securities of the Company or of another corporation or other entity by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, such new or additional or different shares or securities which are issued upon conversion of or in exchange or substitution for shares of Restricted Stock which are then subject to Restrictions shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides for the expiration of the Restrictions on the shares of Restricted Stock underlying the distribution of the new or additional or different shares or securities.

    Section 2.5 – Section 83(b)

The Restricted Stockholder covenants that he or she will not make an election under

Section 83(b) of the Code with respect to the receipt of any share of Restricted Stock without the consent of the Company, which the Company may grant or withhold in its sole discretion.

ARTICLE III.

MISCELLANEOUS

    Section 3.1 – Holding Period and Additional Restrictions as to Ownership and Transfer

The Restricted Stock (whether or not the Restrictions have lapsed with respect to such Restricted Stock) shall be subject to the restrictions on ownership and transfer set forth in the charter documents of the Company.

    Section 3.2 – Conditions to Issuance of Stock Certificates

Shares of Restricted Stock may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Upon the issuance of the shares of Restricted Stock, such shares shall be fully paid and nonassessable. The shares of stock issued pursuant to this Agreement shall be held in book entry form and no certificates shall be issued therefor; provided, however, that certificates may be issued for shares of stock issued pursuant to this Agreement at the request of the holder and in accordance with the charter documents and bylaws of the Company, as amended and supplemented from time to time. Neither the Company nor the Employer shall be required to issue such shares in book entry or certificated form prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(c) The receipt by the Company of full payment of any applicable withholding or other employment tax to the Company or the Employer, as applicable, with respect to the issuance or vesting of such shares; and

(d) The lapse of all Restrictions with respect to the shares to be represented by such book entry or certificate(s);

provided, however, that the issuance of such shares shall not be delayed to the extent that such delay would result in a violation of Section 409A of the Code. In the event that the Company delays the issuance of shares of Restricted Stock because it reasonably determines that the issuance of such shares will violate Federal securities laws or other applicable law, such issuance shall be made at the earliest date at which the Company reasonably determines that issuing such shares will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii).

    Section 3.3 – Attorney-in-Fact; Stop-Transfer Orders, Etc.

(a) The Restricted Stockholder hereby authorizes and directs the Secretary of the

Company or such other person designated by the Company to transfer, if necessary, the shares of Restricted Stock which are subject to the Restrictions from the Restricted Stockholder to the Company or the Employer, as applicable, in the event of the forfeiture of such shares pursuant to Section 2.1.

(b) To insure the availability for delivery of the Restricted Stock upon forfeiture of such shares pursuant to Section 2.1, the Restricted Stockholder hereby appoints the Secretary of the Company as its attorney-in-fact to sell, assign and transfer unto the Company, such shares, if any, forfeited pursuant to this Agreement, and hereby agrees to executive such documents as requested by the Company to effectuate such sale, assignment or transfer.

(c) To ensure compliance with the Restrictions, the Ownership Limit, the provisions of the charter documents of the Company, state and Federal securities and other laws and for other proper purposes, the Company may issue appropriate “stop transfer” and other instructions to its transfer agent with respect to the Restricted Stock. The Company shall immediately notify the transfer agent as the Restrictions lapse.

    Section 3.4 – Ownership Limit and REIT Status.

Notwithstanding anything contained herein, the Restrictions on the Restricted Stock shall not lapse:

(a) to the extent the lapsing of such Restrictions could cause the Restricted Stockholder to be in violation of the Ownership Limit; or

(b) if, in the discretion of the Committee, the lapsing of such Restrictions could impair the Company’s status as a REIT.

    Section 3.5 – Notices

Any notice to be given by the Restricted Stockholder under the terms of this Agreement shall be addressed to the Secretary of the Company. Any notice to be given to the Restricted Stockholder shall be addressed to him or her at the Restricted Stockholder’s then current address as reflected on the books and records of the Company. By a notice given pursuant to this Section 3.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Restricted Stockholder shall, if Restricted Stockholder is then deceased, be given to the Restricted Stockholder’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 3.5 (and the Company shall be entitled to rely on any such notice provided to it that it in good faith believes to be true and correct, with no duty of inquiry). Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above or upon confirmation of delivery by a nationally recognized overnight delivery service.

    Section 3.6 – Rights as Stockholder

Except as otherwise provided herein, the holder of the Restricted Stock shall have all the rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock and the right to receive all dividends or other distributions (including extraordinary distributions) paid or made with respect to the Restricted Stock; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Restricted Stock that is subject to the Restrictions shall also be subject to the Restrictions.

    Section 3.7 – Conformity to Securities Laws

The Restricted Stockholder acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    Section 3.8 – Amendments

This Agreement may be amended only with the written consent of both the Company or the Employer and the Restricted Stockholder.

    Section 3.9 – Registration

As promptly as reasonably practicable after the execution of this Agreement and in conjunction with the grant of the Restricted Stock, the Company will file an effective registration(s) on Form S-8 and/or another applicable form with respect to the Restricted Stock.

    Section 3.10 – Tax Withholding

The Company or the Employer, as applicable, shall be entitled to require payment in cash or deduction from other compensation payable to the Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, lapse of Restrictions or payment of the Restricted Stock. The Committee shall allow the Restricted Stockholder to elect to effectuate a broker-assisted sale of, or have the Company or the Employer, as applicable, withhold, shares of Common Stock otherwise vesting or issuable under the Restricted Stock award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of this Agreement, the number of shares of Common Stock which may be sold or withheld with respect to the issuance, vesting, lapse of Restrictions or payment of the Restricted Stock (or which may be repurchased from the Restricted Stockholder) in order to satisfy the Restricted Stockholder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, lapse of Restrictions or payment of the Restricted Stock shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

    Section 3.11 – Governing Law

This Agreement shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

    Section 3.12 – Recoupment

To the extent required by applicable law or any applicable securities exchange listing standards, any amounts paid or payable under this Agreement (including, without limitation, amounts paid prior to the effectiveness of such law or listing standards) shall be subject to forfeiture, repayment or recapture to the extent required by such applicable law or listing standard.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

MPG OFFICE TRUST, INC., a Maryland corporation

By:	/s/ PAUL M. WATSON
Name:	Paul M. Watson
Title:	Chairman of the Board

MPG OFFICE, L.P., a Maryland limited partnership

By:	MPG Office Trust, Inc.,
a Maryland corporation
Its:	General Partner

By:	/s/ PAUL M. WATSON
Name:	Paul M. Watson
Title:	Chairman of the Board

RESTRICTED STOCKHOLDER

/s/ DAVID L. WEINSTEIN
David L. Weinstein